Exhibit 10.5 (ii)

AUTOLOTTO, INC.

NOTICE OF TOKEN GRANT

Notice is hereby given of the following grant (the “TOKEN GRANT”) of tokens to be issued by AutoLotto, Inc. or any of its controlled affiliates and / or subsidiaries (the “Corporation”):

Grantee:	Blockchain Industries, Inc.

Grant Date: January 17, 2018

Exercise Price:	$ The private pre-sale price published to the Grantee per token

Number of Option Tokens:	Token value equal to twice the principal and interest due to the Grantee for promissory notes issued and executed under Series 2017C by the Corporation, on the commencement of the private pre-sale of the Initial Coin Offering of the Corporation or any of its subsidiaries

Expiration Date:	January 16, 2020

Date Exercisable:	Within a period of ten (10) calendar days following notice, by the Corporation, of any Initial Coin Offering.

DATED: January 17, 2018

AUTOLOTTO, INC.

By: /s/ Matt Clemenson

Name: Matt Clemenson

Title: President

OPTIONEE

By: /s/ Patrick Moynihan

Name: Patrick Moynihan

Title: Chairman/CEO

Address: _______________

Email: patrick@blockchainind.com

Phone: ____________